UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 21, 2025

MICROSTRATEGY INCORPORATED

(Exact name of registrant as specified in its charter)

Delaware	001-42509	51-0323571
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1850 Towers Crescent Plaza Tysons Corner, Virginia	22182
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (703) 848-8600

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on which Registered
Class A common stock, $0.001 par value per share	MSTR	The Nasdaq Global Select Market
8.00% Series A Perpetual Strike Preferred Stock, $0.001 par value per share	STRK	The Nasdaq Global Select Market
10.00% Series A Perpetual Strife Preferred Stock, $0.001 par value per share	STRF	The Nasdaq Global Select Market
10.00% Series A Perpetual Stride Preferred Stock, $0.001 par value per share	STRD	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

On July 21, 2025, a purported class action lawsuit was filed in the Court of Chancery of the State of Delaware against us and our board of directors (the “Board”) alleging violations of the Delaware General Corporation Law (the “DGCL”), and asserting a claim against our Board for breach of fiduciary duty in connection with the purported DGCL violation. The plaintiff, David Dodge (the “Plaintiff”), purports to assert claims on behalf of himself and similarly situated holders of our common stock alleging that pursuant to Section 242 of the DGCL (“Section 242”), the holders of our common stock were entitled to vote on the filing of a Certificate of Amendment (the “Amendment”) to the Certificate of Designations for our 8.00% Series A Perpetual Strike Preferred Stock, $0.001 par value per share (the “STRK Stock”), which modified certain terms of the STRK Stock so that, together with other conforming changes, the liquidation preference per share of the STRK Stock generally approximates its trading price with a floor of $100, as described in greater detail in our Current Report on Form 8-K filed with the Securities and Exchange Commission on July 7, 2025. The complaint seeks, among other things, an order (i) finding, determining and declaring that we violated Section 242; (ii) finding, determining and declaring that the Board has breached its fiduciary duties; (iii) deeming the Amendment ineffective and requiring that we file a certificate of correction with the Delaware Secretary of State invalidating the Amendment; (iv) awarding unspecified damages to the Plaintiff and class, including interest, attorneys’ fees, costs; and (v) granting other relief. At this time, we cannot predict the outcome or provide a reasonable estimate or range of estimates of the possible outcome or loss, if any, in this matter.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 23, 2025	MicroStrategy Incorporated (Registrant)

	By:	/s/ W. Ming Shao
	Name:	W. Ming Shao
	Title:	Executive Vice President & General Counsel